Exhibit 99.1

EXECUTION COPY

SEVENTH AMENDMENT TO THE
SENIOR SECURED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO THE SENIOR SECURED CREDIT AGREEMENT, dated as of December 24, 2008 (this “Amendment”), in respect of and to that certain Senior Secured Credit Agreement, dated as of October 17, 2006, as amended by the First Amendment to the Credit Agreement, dated as of June 5, 2007, by the Second Amendment to the Credit Agreement, dated as of September 11, 2007, by the Third Amendment to the Credit Agreement, dated as of February 4, 2008, by the Fourth Amendment and Limited Waiver to the Credit Agreement, dated as of February 14, 2008, by the Fifth Amendment to the Credit Agreement, dated as of August 25, 2008, and by the Sixth Amendment to the Credit Agreement, dated as of September 22, 2008 (as further amended, modified, restated, amended and restated and/or supplemented from time to time, the “Credit Agreement”), by and among SILICON GRAPHICS, INC., a corporation formed under the laws of Delaware (the “Parent”), and certain of the Parent’s Subsidiaries identified on the signature pages thereto, as borrowers (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), the other Credit Parties thereto from time to time, as Guarantors, the lenders party thereto from time to time (the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., a corporation formed under the laws of Delaware (“Morgan Stanley”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”), as revolving agent for the Revolving Lenders (in such capacity, together with its successors and assigns, if any, the “Revolving Agent”), and MORGAN STANLEY & CO., INCORPORATED (“MS& Co.”) as collateral agent for the Secured Creditors (in such capacity, together with its successors and assigns, if any, the “Collateral Agent”).  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Credit Agreement.

RECITALS:

WHEREAS, the Borrowers have requested that the Administrative Agent and each of the Lenders agree to certain amendments to the Credit Agreement, including amendments to modify the payment schedule of principal repayments of the Term Loans, to allow all interest payments to be paid-in-kind, at the Borrowers’ option, through December 24, 2010, to provide for an additional mandatory prepayment in the event that certain Consolidated EBITDA targets are met, to modify the Minimum Consolidated EBITDA and Minimum Liquidity covenants, to modify the definition of Required Lenders, to increase the frequency of required conference calls between the Lenders and management, and to require the Borrower to deliver certain proposals to the Lenders upon receipt.

WHEREAS, the Administrative Agent, the Borrowers, and each of the Lenders are willing to consent to this Amendment pursuant to, and subject to, the terms and conditions set forth herein.

NOW, THEREFORE, the parties agree as follows:

SECTION 1.           Definitions.  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Credit Agreement.

SECTION 2.           Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

2.1           Article I, Section 1.03(a) is hereby amended by deleting the period at the end of the second sentence and replacing with the following:

“(other than with respect to interest paid-in-kind to the Term Lenders pursuant to Section 3.01(a)).”

2.2           Article I, Section 1.03(e) is hereby amended by deleting the chart therein and replacing it with the following:

Date	Term Loan Scheduled Repayment
December 24, 2010	$6,250,000
March 25, 2011	$6,250,000
June 24, 2011	$6,250,000
Maturity Date	$113,750,000

Total	$132,500,000

2.3           Article I, Section 1.10 is hereby amended by inserting the following after the words “consisting of ” in the clause marked “FOURTH”:

“Revolving PIK Loans and”

2.4           Article I, Section 1.10 is hereby amended by inserting the following at the end of the clause marked “SEVENTH”:

“ (including interest paid-in-kind to the Term Lenders in accordance with Section 3.01(a))”

2.5           Article II, Section 2.02 is hereby amended by adding the following new subsection (f):

“(f)          Prepayments Upon Meeting Consolidated EDITDA Targets.

(i)           With respect to any fiscal quarter ending on or prior to June 26, 2009 during which the Credit Parties had Consolidated EBITDA of $7,500,000 or more, the Borrower shall prepay the Loans in an amount equal to $4,250,000 (or a lesser amount subject to  the second sentence of clause (iii) below), such amount to be due and payable on the next occurring Quarterly Prepayment Date.

(ii)           With respect to any fiscal quarter ending after June 26, 2009, but ending on or prior to June 25, 2010 during which the Credit Parties had Consolidated EBITDA of $7,500,000 or more, the Borrower shall prepay the Loans in an amount equal to $5,250,000 (or a lesser amount subject to the second sentence of clause (iii) below), such amount to be due and payable on the next occurring Quarterly Prepayment Date.

(iii)           All prepayments made pursuant to this Section 2.02(f) shall be accompanied by all accrued and unpaid interest on the Loans being prepaid (other than interest paid-in-kind pursuant to Section 3.01(a)), but shall not be subject to the Prepayment Premium.  Any prepayment otherwise required by this Section 2.02(f) shall be reduced to the extent, if any, required such that the amount of such prepayment shall not exceed an amount equal to the Consolidated EBITDA of the Credit Parties for the prior fiscal quarter less the amount of interest paid during the fiscal quarter in which such prepayment is made.”

2.6           Article III, Section 3.01(a) is hereby amended by adding the following sentence between the second and third sentences therein:

“During the PIK Period, the Borrowers shall have the option to pay interest on the Loans in-kind by adding the amount of such interest to the principal amount of the Term Loans or Revolving Advances (as applicable) on such Interest Payment Date; provided, however, that such option shall not be available if the Borrower had Consolidated EBITDA of $7,500,000 or more as of the most recently ended fiscal quarter.”

2.7           Article VI, Section 6.02(d) is hereby amended by deleting the proviso at the end of the first sentence thereof and replacing it with the following:

“provided, however, that the Credit Parties shall not be required to conduct conference calls pursuant to this Section 6.02(d) more frequently than once in any period of two consecutive weeks.”

2.8           Article VI is hereby amended by adding the following:

“Section 6.09.   Notice of Proposals.  Each Credit Party shall be required to deliver to the Administrative Agent and the Revolving Agent copies of any proposals it receives from any party related to any divestiture, capital raise, merger, or consolidation of the Borrower or any part thereof, no later than two (2) Business Days following the receipt thereof.”

2.9           Article VIII is hereby amended by adding the following additional negative covenant:

“Section 8.22.  Payment of Advisors’ Fees.  The Credit Parties shall not, and shall not permit any of their Subsidiaries to, pay any fees to financial advisors in connection with the Seventh Amendment.”

2.10         Article XII is hereby amended by adding the following additional negative covenant:

“Section 8.23.  Financial Advisors.  The Credit Parties shall not, and shall not permit any of its Subsidiaries to, engage any financial advisor after the effective date of the Seventh Amendment without the prior written consent of the Lenders.”

2.11         Article IX, Section 9.02 is hereby amended by deleting the table therein and replacing it with the following:

“The Credit Parties shall not permit Consolidated EBITDA for the Parent and its Subsidiaries for the fiscal quarter ended on each date set forth below to be less than the amount set forth opposite such date:

Measurement Period Ending	Amount
March 27, 2009	$1,000,000
June 26, 2009	$5,000,000
September 25, 2009	$10,000,000
December 25, 2009	$10,000,000
March 26, 2010	$10,000,000
June 25, 2010	$10,000,000
September 24, 2010	$10,000,000
December 24, 2010	$10,000,000
March 25, 2011	$10,000,000
June 24, 2011	$10,000,000
September 30, 2011	$10,000,000

2.12           Article IX, Section 9.03 is hereby amended by deleting it in its entirety and replacing it with the following:

 “The Credit Parties shall maintain Minimum Liquidity of not less than ten million Dollars ($10,000,000) on a weekly average basis.”

2.13           Article XIV, Section 14.01 is hereby amended by adding the words “and Revolving PIK Loans” after the words “Revolving Advances” in the table contained in the definition of “Applicable Margin”.

2.14           Article XIV, Section 14.01 is hereby amended by deleting the definition of “Consolidated EBITDA” in its entirety and replacing it with the following:

““Consolidated EBITDA” means with respect to any Person and its consolidated Subsidiaries for any quarterly period, the GAAP operating income of such Person for such period plus (a) depreciation expense, (b) amortization expense, (c) fees and expenses paid to Loughlin Meghji + Company and (d) charges related to severance and other employee termination costs in connection with the restructuring announced by the Parent in December 2008 in an amount not to exceed $6,700,000 in the aggregate minus any non-recurring items of income; provided, however, Consolidated EBITDA for the quarterly periods ending on or about December 29, 2006, March 30, 2007, June 29, 2007 and September 28, 2007 shall be deemed to be Consolidated EBITDAR for such period; and provided further that in computing GAAP operating income for periods ending on or prior to June 26, 2009, changes relating to revenue recognition under fresh start accounting rules and changes under SOP 97-2 accounting rules shall be excluded.”

2.15           Article XIV, Section 14.01 is hereby amended by deleting the definition of “Interest Payment Date” in its entirety and replacing it with the following:

““Interest Payment Date” means (a) with respect to (i) any Alternate Base Rate Loan, the last Business Day of each fiscal quarter, and (ii) any LIBOR Rate Loan, the last day of each LIBOR Period applicable to such Loan; (b) with respect to the amount of any Loan prepaid, the date of such prepayment, and (c) with respect to all Loans, the Maturity Date.”

2.16           Article XIV, Section 14.01 is hereby amended by deleting the definition of “Loans” in its entirety and replacing it with the following:

““Loans” means, collectively, the Revolving Advances, the Revolving PIK Loans, the Letters of Credit and the Term Loans.”

2.17           Article XIV, Section 14.01 is hereby amended by deleting the definition of “Required Revolving Lenders” in its entirety and replacing it with the following:

““Required Revolving Lenders” means, at any time, collectively, (i) the Revolving Lenders having more than 66.67% of the Total Revolving Commitments or (ii) if the Revolving Commitments have been terminated, more than 66.67% of the aggregate outstanding amount of the Aggregate Exposure.”

2.18           Article XIV, Section 14.01 is hereby amended by deleting the definition of “Required Term Lenders” in its entirety and replacing it with the following:

““Required Term Lenders” means, at any time, Term Lenders having more than 66.67% of the aggregate outstanding amount of the Term Loans.”

2.19           Article XIV, Section 14.01 is hereby amended by deleting the definition of “Term Loan” in its entirety and replacing it with the following:

““Term Loan” has the meaning ascribed to such term in Section 1.03(a).  For the avoidance of doubt, interest paid-in-kind to the Term Lenders in accordance with Section 3.01(a) shall be considered a “Term Loan” for all purposes.”

2.20           Article XIV, Section 14.01 is hereby amended by inserting the following definition of “PIK Period” in the appropriate place to preserve the alphabetical order of the definitions in such Section 14.01:

““PIK Period” means the period commencing on December 24, 2008 and ending on December 24, 2010.”

2.21           Article XIV, Section 14.01 is hereby amended by inserting the following definition of “Quarterly Prepayment Date” in the appropriate place to preserve the alphabetical order of the definitions in such Section 14.01:

““Quarterly Prepayment Date” shall mean December 26, 2008, March 27, 2009, June 26, 2009, September 25, 2009, December 25, 2009, March 26, 2010 and June 25, 2010.”

2.22           Article XIV, Section 14.01 is hereby amended by inserting the following definition of “Revolving PIK Loans” in the appropriate place to preserve the alphabetical order of the definitions in such Section 14.01:

““Revolving PIK Loans” means interest paid-in-kind to the Revolving Lenders in accordance  with Section 3.01(a).”

2.23           Article XIV, Section 14.01 is hereby amended by inserting the following definition of “Seventh Amendment” in the appropriate place to preserve the alphabetical order of the definitions in such Section 14.01:

 ““Seventh Amendment” means the seventh amendment to this Agreement, dated as of December 24, 2008, by and among Parent, and the Borrowers, the other Credit Parties thereto from time to time, as Guarantors, the Lenders, the Administrative Agent and the Revolving Agent.”

SECTION 3.           Representations and Warranties.  The Credit Parties hereby represent and warrant as follows:

3.1           As of the date hereof, and after giving effect to this Amendment, all of the representations and warranties contained in the Credit Agreement (other than with respect to Section 5.01(h)(iii)) and each of the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date thereto, in which case, such representations and warranties shall be true and correct as of such earlier date.

3.2           The execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate action, and this Amendment constitutes the legal, valid and binding obligation of such Credit Parties and is enforceable against them in accordance with its terms, except as the enforcement hereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally or to general principles of equity.

3.3           The execution, delivery and performance of this Amendment by the Credit Parties and the consummation of the transactions contemplated hereby does not, and will not, contravene or conflict with any provision of (i) applicable law, (ii) any judgment, decree or order to which any Credit Party or its property is subject, or (iii) the Governing Documents of the Credit Parties and does not, and will not, contravene, conflict with or cause any Lien to arise under any provision of any indenture, agreement, mortgage, lease, instrument or other document, including the Loan Documents.

3.4           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under any of the Loan Documents or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.

3.5           Both before and after giving effect to this Amendment, the Collateral Agent, on behalf of the Secured Parties, has a valid, perfected, first priority lien and security interest in the Collateral (except for Permitted Encumbrances).

3.6           Each of the Credit Agreement and each of the other Loan Documents remain in full force and effect.

SECTION 4.           Conditions Precedent to Effectiveness.  This Amendment shall be effective upon the satisfaction of the following:

4.1           This Amendment shall have been duly executed and delivered by each Credit Party, the Administrative Agent, and the Lenders.

4.2           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under any Loan Document or will be triggered by the execution, delivery or performance of this Amendment or the consummation of the transactions contemplated hereby.

4.3           The representations and warranties contained herein shall be true and correct.

4.4           The Parent shall have retained Loughlin Meghji + Company to act as its principal advisor to management of the Parent in connection with the restructuring of the Parent’s operations, on terms and conditions satisfactory to the Lenders.

4.5           The Borrowers shall have paid the fees, costs and expenses incurred by the Agents and the Lenders in connection with the preparation, execution and delivery of the Amendment, including, without limitation, the attorneys’ fees of Sullivan & Cromwell LLP (including all amounts due and payable in connection with previous modifications to the Loan Documents) and the previously incurred fees and expenses of Loughlin Meghji + Company.

SECTION 5.           Miscellaneous.

5.1           Certain Terms.  All references in the Credit Agreement to the “Agreement,” “hereof,” “herein,” “hereunder” or any other words of similar import shall be deemed to be references to the Credit Agreement as amended by this Amendment.

5.2           No Waiver.  The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver, amendment or modification of any term or condition of the Loan Documents except as specifically provided herein or (ii) prejudice any right, power or remedy that the Agents or any Lender now has or may have in the future under or in connection with the Loan Documents.

5.3           Confirmation of Guarantee.  By executing and delivering this Amendment, each Guarantor hereby (a) confirms that the Lenders continue, and will continue, to have the benefit of the guaranty contained in the Credit Agreement and the execution and delivery of the Amendment does not in any way modify, reduce, revise, discharge or otherwise impair or affect the Guarantors’ obligations thereunder, (b) acknowledges that the guaranty contained in the Credit Agreement remains in full force and effect and (c) ratifies the guaranty and further ratifies and confirms any Liens granted by it to the Collateral Agent for the benefit of the Lenders under the Loan Documents.

5.4           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

5.5           CONFIRMATION AND ACKNOWLEDGEMENT OF THE OBLIGATIONS; RELEASE. EACH OF THE CREDIT PARTIES HEREBY (A) CONFIRMS AND ACKNOWLEDGES TO THE AGENTS AND THE LENDERS THAT IT IS VALIDLY AND JUSTLY INDEBTED TO THE AGENTS AND THE LENDERS FOR THE PAYMENT OF ALL OBLIGATIONS (AS DEFINED IN THE CREDIT AGREEMENT) WITHOUT OFFSET, DEFENSE, CAUSE OF ACTION OR COUNTERCLAIM OF ANY KIND OR NATURE WHATSOEVER AND (B) REAFFIRMS AND ADMITS THE VALIDITY AND ENFORCEABILITY OF THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.  EACH OF THE CREDIT PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS SUCCESSORS AND ASSIGNS, HEREBY WAIVES, RELEASES AND DISCHARGES THE AGENTS AND THE LENDERS AND ALL OF THE AFFILIATES OF THE  AGENTS AND THE LENDERS, AND ALL OF THE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, SUCCESSORS AND ASSIGNS OF THE AGENTS AND THE LENDERS AND SUCH AFFILIATES, FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION (KNOWN AND UNKNOWN) ARISING OUT OF OR IN ANY WAY RELATING TO ANY OF THE LOAN DOCUMENTS AND ANY DOCUMENTS, AGREEMENTS, DEALINGS OR OTHER MATTERS CONNECTED WITH ANY OF THE LOAN  DOCUMENTS, IN EACH CASE TO THE EXTENT ARISING (X) ON OR PRIOR TO THE DATE

HEREOF OR (Y) OUT OF, OR RELATING TO, ACTIONS, DEALINGS OR MATTERS OCCURRING ON OR PRIOR TO THE DATE HEREOF.

5.6           Headings.  The headings contained in this Amendment are solely for convenience and shall not be used or relied upon in any manner in the construction or interpretation of this Amendment.

5.7           Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all such counterparts, taken together, shall constitute one and the same Amendment.  Delivery of an executed counterpart of a signature page to this Amendment by electronic means shall be as effective as delivery of a manually executed counterpart.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the date hereof.

SILICON GRAPHICS, INC.

By:	/s/ Gregory S. Wood
Name: Gregory S. Wood
Title: Senior Vice President and Chief Financial Officer

SILICON GRAPHICS FEDERAL, INC.

By:	/s/ Harry Fuchigami
Name: Harry Fuchigami
Title: President

SILICON GRAPHICS WORLD TRADE CORPORATION

By:	/s/ Barry J. Weinert
Name: Barry J. Weinert
Title: Vice President

[Signature Page to Seventh Amendment]

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING, INC., on behalf of and at the direction of the Lenders

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: Vice President

[Signature Page to Seventh Amendment]